UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: July 8, 2011

(Date of earliest event reported)

Oragenics, Inc

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3000 Bayport Drive, Suite 685 Tampa, FL		33607
(Address of principal executive offices)		(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 8, 2011, Oragenics, Inc. (the “Company”) again drew down on its existing Credit Facility, as defined below, in the amount of $500,000 and executed a Revolving Unsecured Promissory Note (the “July 2011 Promissory Note”) for such amount in favor of the Koski Family Limited Partnership (‘KFLP”). The July Promissory Note matures on July 30, 2012.

The Company and the KFLP originally entered into an Unsecured Revolving Line of Credit (as amended the “Credit Facility”) on July 30, 2010. Pursuant to the Credit Facility the Company was initially able to borrow up to $2,000,000 from the KFLP at LIBOR plus 6.0%. The term of the Credit Facility was for twelve months commencing August 1, 2010. The Company borrowed $1,000,000 on each of September 13, 2010 and November 8, 2010.

On January 24, 2011 the Company entered into a First Amendment to the Credit Facility (to increase the available borrowings from $2,000,000 to $2,500,000 and simultaneously therewith the Company drew on the Credit Facility, as amended by the First Amendment, to borrow the additional $500,000 in available funds.

On February 4, 2011 the Company entered into the Second Amendment to the Credit Facility (the “Second Amendment”) which (i) increased the available borrowing under the Credit Facility by $2,500,000 from $2,500,000 to $5,000,000 (ii) changed the due date of the amounts outstanding and future borrowings from July 12, 2011 to July 30, 2012 (iii) provided for the automatic conversion of any amounts borrowed and outstanding under the Credit Facility into Company securities that may be issued by the Company in subsequent securities offering, and (iv) provided the KFLP with the right to put any undrawn available amounts under the Credit Facility, as amended, to the Company and thereby have a note issued to the KFLP. Between March and June 2011, the Company borrowed an additional $2,000,000 under the Credit Facility in $500,000 monthly increments for its working capital and operational needs. The Credit Facility, as amended by the Second Amendment, was limited to $500,000 draws per month and the Company previously drew down on the Credit Facility in the amount of $500,000 in each of March, April, May and June 2011.

On June 29, 2011, the Company entered into a Third Amendment (the “Third Amendment”) to the Credit Facility. As a result of the Third Amendment, the Company increased its availability under the Credit Facility by $2,000,000 from $5,000,000 to $7,000,000. Future draws of the $2,000,000 in increased availability provided by the Third Amendment to the Credit Facility are limited to $1,000,000 increments beginning no earlier than August 2011 and October 2011, respectively. All other terms of the Credit Facility remained the same.

With the July 2011 Promissory Note borrowing, the Company currently has an aggregate of $5,000,000 outstanding and owed to the KFLP under the Credit Facility, as amended, and $2,000,000 of remaining availability.

A copy of the July 2011 Promissory Note is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	FINANCIAL INFORMATION AND EXHIBITS

(d) Exhibits.

Number	Description

10.1	Revolving Unsecured Promissory Note dated July 8, 2011.

10.2	Revolving Credit Agreement by and between the Koski Family Limited Partnership and Oragenics, Inc. dated July 30, 2010 and form of Revolving Unsecured Promissory Note.¹

10.3	Revolving Unsecured Promissory Note dated September 13, 2010.²

10.4	Revolving Unsecured Promissory Note dated November 8, 2010.³

10.5	First Amendment to the Revolving Credit Agreement by and between the Koski Family Limited Partnership and Oragenics, Inc. dated January 24, 2011.[4]

10.6	Revolving Unsecured Promissory Note dated January 24, 2011.[4]

10.7	Second Amendment to Unsecured Revolving Credit Agreement between Oragenics and the Koki Family Limited Partnership dated February 4, 2011.[5]

10.8	Revolving Unsecured Promissory Note dated March 15, 2011[6]

10.9	Revolving Unsecured Promissory Note dated April 5, 2011.[7]

10.10	Revolving Unsecured Promissory Note dated May 5, 2011.[8]

10.11	Revolving Unsecured Promissory Note dated June 3, 2011.[9]

10.12	Third Amendment to Unsecured Revolving Credit Agreement between Oragenics and the Koki Family Limited Partnership dated June 29, 2011.[10]

[1]	Incorporated by reference to Form 8-K filed on August 2, 2010.
[2]	Incorporated by Reference to Form 8-K filed on September 16, 2010.
[3]	Incorporated by Reference to Form 10-Q filed on November 12, 2010.
[4]	Incorporated by reference to Form 8-K filed on January 28, 2011.
[5]	Incorporated by reference to Form 8-K filed on February 8, 2011.
[6]	Incorporated by reference to Form 8-K filed on March 15, 2011.
[7]	Incorporated by reference to Form 8-K filed on April 11, 2011.
[8]	Incorporated by reference to Form 10-Q filed on May 10, 2011.
[9]	Incorporated by reference to Form 8-K filed on June 7, 2011.
[10]	Incorporated by reference to Form 8-K filed on June 30, 2011.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 12th day of July, 2011.

ORAGENICS, INC. (Registrant)

BY:	/s/ Brian Bohunicky
Brian Bohunicky Chief Financial Officer